February 17, 2009

Dear Shareholder:

The Virtus Money Market Fund (“Virtus Fund”), a series of Virtus Opportunities Trust (the “Trust”), will hold a special meeting of shareholders at 2 pm Eastern time, on March 27, 2009, at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, Connecticut 06103 (the “Meeting”). At the Meeting, shareholders of Virtus Fund will vote on an Agreement and Plan of Reorganization (the “Plan”) under which Virtus Fund will be combined into the Virtus Insight Money Market Fund (“Virtus Insight Fund”), a series of Virtus Insight Trust. The reorganization is expected to be completed on or about April 3, 2009. Virtus Fund’s investment objective is substantially identical and investment strategies are substantially similar to those of Virtus Insight Fund. If the Plan is approved by shareholders, you will become a shareholder of Virtus Insight Fund and will receive shares of the corresponding class of Virtus Insight Fund with an aggregate net asset value equal to the aggregate net asset value of your investment in Virtus Fund. No sales charge will be imposed in connection with the reorganization.

The Board of Trustees has carefully considered and has unanimously approved the proposed reorganization, as set forth in the Plan and described in the accompanying materials, and believes that the reorganization is in the best interests of Virtus Fund and its shareholders. The reorganization into a single fund is expected to result in greater operating efficiencies and lower fund expenses for shareholders of Virtus Fund. The expenses associated with the reorganization will be paid by Virtus Fund. You will not incur any sales charges in connection with the reorganization. Therefore, the Board of Trustees recommends that you vote in favor of the Plan.

Details of the proposed Plan, the voting process and the Meeting are set forth in the enclosed Prospectus/Proxy Statement.

Your vote counts and delaying to vote can potentially add to the cost of this proxy solicitation. Please cast your ballot today—online, by telephone or by mail—by following the instructions on the enclosed proxy card.

If you have any questions, please call (800) 243-1574 between 8:00 a.m. and 6:00 p.m. Eastern time, Monday through Thursday, Friday until 5:00 p.m.

Your vote is important. Please take a moment after reviewing the enclosed materials to vote your shares. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, Inc., reminding you to vote your shares.

Sincerely,

George R. Aylward
President, Virtus Mutual Funds

Virtus Investment Partners	Toll Free 800-243-1574
C/O State Street Bank & Trust Co	Virtus.com
PO Box 8301
Boston MA 02266-8301

Mutual Funds distributed by VP Distributors, Inc.

Q & A FOR SHAREHOLDERS

While we encourage you to read the full text of the enclosed Prospectus/Proxy Statement, here is a brief overview of the proposed reorganization that will be the subject of a shareholder vote.

Q.	What issue am I being asked to vote on at the upcoming special meeting on March 27, 2009?

A.	Shareholders of Virtus Money Market Fund (“Virtus Fund”) are being asked to approve an Agreement and Plan of Reorganization (the “Plan”) that provides for the reorganization (the “Reorganization”) of Virtus Fund, a series of Virtus Opportunities Trust (“Opportunities Trust”), into Virtus Insight Money Market Fund (“Virtus Insight Fund”), a series of Virtus Insight Trust.

Q.	Why did the Board of Trustees approve the Reorganization?

A.	The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds with similar investment objectives and similar investment strategies within the Virtus Mutual Funds complex, while simultaneously creating economies of scale for the surviving funds that are intended to lower fund expenses. The proposed Reorganization will allow shareholders of Virtus Fund to own a fund that is similar in style and with a greater amount of combined assets, after the Reorganization. Virtus Insight Fund has a substantially identical investment objective and substantially similar investment strategies as Virtus Fund, while its Class A shares have outperformed the Class A shares of Virtus Fund on a one-, three- and five-year basis, through September 30, 2008. The Reorganization should create better efficiencies for the portfolio management team, which should benefit Virtus Insight Fund and its shareholders, and perhaps result in lower fees for all Virtus Insight Fund share classes.

Q.	What will happen to my existing shares?

A.	Your shares of Virtus Fund will be exchanged for shares of Virtus Insight Fund. Therefore, if you own Class A shares of Virtus Fund, you will own Class A shares of Virtus Insight Fund following the Reorganization. You will not pay any sales charges in connection with the Reorganization. The shares of Virtus Insight Fund that you receive following the Reorganization will have an aggregate net asset value equal to the aggregate net asset value of your shares of Virtus Fund immediately prior to the Reorganization so that the value of your investment will be exactly the same immediately before and immediately after the Reorganization.

Q.	Are there differences between the investment objectives and investment strategies of Virtus Fund and Virtus Insight Fund?

A.	The investment objective of Virtus Fund is substantially identical to that of Virtus Insight Fund. The investment strategies for Virtus Fund are substantially similar to those for Virtus Insight Fund. Both Funds focus on high quality short term money market instruments, including obligations issued or guaranteed by the U.S. Government, it agencies or authorities, commercial paper and short-term corporate obligations that are highly rated by nationally recognized statistical rating organizations.

Q.	Will I incur any transaction costs as a result of the Reorganization?

A.	No. Shareholders will not incur any transaction costs, e.g., sales charges or redemption fees, as a result of the Reorganization.

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Q.	What is the timetable for the Reorganization?

A.	If approved by shareholders of record at the Meeting, the Reorganization is expected to occur on or about April 3, 2009.

Q.	Will the Reorganization create a taxable event for me?

A.	No. The Reorganization is expected to be a tax-free transaction for federal income tax purposes.

Q.	What happens if the Reorganization is not approved?

A.	If shareholders of Virtus Fund do not approve the Plan, the Reorganization will not take effect and the Board of Trustees of Opportunities Trust will consider other possible courses of action in the best interests of Virtus Fund and its shareholders.

Q.	Has the Board of Trustees approved the proposal?

A.	Yes. The Board unanimously approved the Reorganization as set forth in the Plan and recommends that you vote FOR the Plan.

Q.	Who will pay for the legal costs and proxy solicitation associated with the proposal?

A.	All of the costs incurred by the Funds in connection with the Reorganization will be paid by Virtus Fund. If the Plan is not approved, Virtus Investment Advisers, Inc. or one of its affiliates will pay the expenses incurred by Virtus Fund and Virtus Insight Fund in connection with the Reorganization (including the cost of any proxy soliciting agent). In such event, no portion of the expenses will be borne directly or indirectly by Virtus Fund, Virtus Insight Fund or their shareholders.

Q.	How do I vote my shares?

A.	If you do not expect to attend the Meeting, you may vote by telephone by calling the toll-free number on the proxy card or by computer at the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide. Alternatively, you may vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. You may also vote your shares by attending the Meeting. It is important that you vote promptly.

Q.	Will anyone contact me?

A.	You may receive a call from our proxy solicitor, Computershare Fund Services, Inc. (“CFS”) to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote.

Q.	Whom should I call for additional information about this Prospectus/Proxy Statement?

A.	Please call CFS, Virtus Fund’s proxy agent, at 866-209-8568. As the Meeting date approaches, certain shareholders of Virtus Fund may receive telephone calls from representatives of CFS if their votes have not yet been received. Proxies that are obtained telephonically by CFS will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

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In all cases in which a telephonic proxy is solicited, the CFS representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the CFS representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to CFS, then the CFS representative has the responsibility to explain the process, read the proposal listed on the proxy card and ask for the shareholder’s instructions on the proposal.

In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, regardless of whether you plan to attend the Meeting. You may vote by telephone, over the Internet or by mail. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide. To vote by mail, please mark, sign, date, and mail the enclosed proxy card. No postage is required if you use the accompanying envelope to mail the proxy card in the United States.

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VIRTUS OPPORTUNITIES TRUST

on behalf of Virtus Money Market Fund

101 Munson Street

Greenfield, Massachusetts 01301

1-800-243-1574

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on March 27, 2009

To the Shareholders:

NOTICE IS HEREBY GIVEN THAT a special meeting of the shareholders of the Virtus Money Market Fund (“Virtus Fund”) a series of Virtus Opportunities Trust (“Opportunities Trust”), a Delaware statutory trust, will be held at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, Connecticut, 06103, on March 27, 2009 at 2 p.m. Eastern time and any adjournments thereof (the “Meeting”). The Meeting will be held for the following purposes:

1.	To consider and act upon an Agreement and Plan of Reorganization (the “Plan”) providing for the acquisition of all of the assets of Virtus Fund, a series of Opportunities Trust, by Virtus Insight Money Market Fund (“Virtus Insight Fund”), a series of Virtus Insight Trust, in exchange for shares of Virtus Insight Fund and the assumption by Virtus Insight Fund of the liabilities of Virtus Fund. The Plan also provides for distribution of these shares of Virtus Insight Fund to shareholders of Virtus Fund in liquidation and subsequent termination of Virtus Fund. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of Virtus Fund.

2.	To transact any other business that may properly come before the Meeting.

The Board of Trustees has fixed the close of business on February 4, 2009 as the record date for determination of shareholders entitled to notice of and to vote at the Meeting.

Whether or not you plan to attend the Meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of four ways:

•	Through the Internet—Log onto the Internet site listed on your proxy card

•	By telephone—Call the toll-free number listed on your proxy card

•	By mail—using the enclosed proxy card and postage paid envelope

•	In person—at the Meeting

We encourage you to vote by Internet or telephone; have your proxy card in hand and go to the Web site or call the number and follow the instructions given there. Use of Internet or telephone voting will reduce the time and cost associated with this proxy solicitation. Whichever method you choose, please read the enclosed Prospectus/Proxy Statement carefully before you vote.

If you sign, date, and return the proxy card but give no voting instructions, your shares will be voted “FOR” the proposals described above.

By order of the Board of Trustees

Kevin J. Carr Secretary Virtus Opportunities Trust

February 9, 2009

SHAREHOLDERS ARE REQUESTED TO VOTE BY INTERNET OR BY TELEPHONE OR TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY WITH RESPECT TO INTERNET OR TELEPHONE VOTING ARE SET FORTH ON THE PROXY CARD. INSTRUCTIONS FOR SIGNING PROXY CARDS IF MAILING IMMEDIATELY FOLLOW THIS NOTICE. IT IS IMPORTANT THAT THE PROXY BE VOTED PROMPTLY.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the voting instructions form.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instructions form.

3.	All Other Accounts: The capacity of the individual signing the voting instructions form should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp.	ABC Corp.

(2) ABC Corp.	John Doe, Treasurer

(3) ABC Corp. c/o John Doe, Treasurer	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2) Estate of John B. Smith	John B. Smith, Jr., Executor

ACQUISITION OF ASSETS OF

VIRTUS MONEY MARKET FUND

a series of

Virtus Opportunities Trust

c/o VP Distributors, Inc.

101 Munson Street

Greenfield, Massachusetts 01301

(800) 243-1574

BY AND IN EXCHANGE FOR SHARES OF

VIRTUS INSIGHT MONEY MARKET FUND

a series of

Virtus Insight Trust

c/o VP Distributors, Inc.

101 Munson Street

Greenfield, Massachusetts 01301

(800) 243-1574

PROSPECTUS/PROXY STATEMENT

DATED February 9, 2009

This Prospectus/Proxy Statement is being furnished in connection with an Agreement and Plan of Reorganization (the “Plan”) which will be submitted to shareholders of Virtus Money Market Fund (“Virtus Fund”), a series of Virtus Opportunities Trust (“Opportunities Trust”), for consideration at a Special Meeting of Shareholders to be held on March 27, 2009 at 2 p.m. Eastern time at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, Connecticut 06103, and any adjournments thereof (the “Meeting”).

GENERAL

Subject to the approval of Virtus Fund’s shareholders, the Board of Trustees of Opportunities Trust has approved the proposed reorganization of Virtus Fund into Virtus Insight Money Market Fund (“Virtus Insight Fund”), a series of Virtus Insight Trust (“Insight Trust”). Virtus Fund and Virtus Insight Fund are sometimes referred to in this Prospectus/Proxy Statement individually as a “Fund” and collectively as the “Funds.”

In the reorganization, all of the assets of Virtus Fund will be acquired by Virtus Insight Fund in exchange for Class A shares and the assumption by Virtus Insight Fund of the liabilities of Virtus Fund (the “Reorganization”). If the Reorganization is approved, Class A shares of Virtus Insight Fund will be distributed to each shareholder in liquidation of Virtus Fund, and Virtus Fund will be terminated as a series of Opportunities Trust. You will then hold that number of full and fractional shares of Virtus Insight Fund which have an aggregate net asset value equal to the aggregate net asset value of your shares of Virtus Fund.

Virtus Fund is a separate diversified series of Opportunities Trust, a Delaware statutory trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Virtus Insight Fund is a separate diversified series of Insight Trust, a Massachusetts business trust, which is also an open-end management investment company registered under the 1940 Act. The investment objective of Virtus Fund is substantially identical to that of Virtus Insight Fund, as follows:

Fund	Investment Objective

Virtus Fund	Seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

Virtus Insight Fund	Seeks to provide as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity.

The investment strategies for Virtus Fund are substantially similar to those for Virtus Insight Fund.

Virtus Investment Advisers, Inc. (“VIA”) serves as the investment adviser for both Funds. Goodwin Capital Advisers, Inc. (“Goodwin”) serves as investment subadviser to Virtus Fund and Harris Investment Management, Inc. (“Harris”) serves as the investment subadviser to Virtus Insight Fund.

This Prospectus/Proxy Statement explains concisely the information about Virtus Insight Fund that you should know before voting on the Plan. Please read it carefully and keep it for future reference. Additional information concerning each Fund and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission (“SEC”):

Information about Virtus Fund:	How to Obtain this Information:

Prospectus of Opportunities Trust relating to Virtus Fund, dated January 31, 2009

Statement of Additional Information of Opportunities Trust relating to Virtus Fund, January 31, 2009

Annual Report of Opportunities Trust relating to Virtus Fund for the year ended September 30, 2008

Copies are available upon request and without charge if you:

•       Visit virtus.com on the Internet;

•       Write to VP Distributors, Inc.,
100 Pearl Street,
Hartford, CT 06103; or

•       Call (800) 243-1574 toll-free.

Information about Virtus Insight Fund:	How to Obtain this Information:

Prospectus of Insight Trust relating to Virtus Insight Fund, dated May 1, 2008, as revised and supplemented, which accompanies this Prospectus/Proxy Statement

Statement of Additional Information of Insight Trust relating to Virtus Insight Fund, dated May 1, 2008, as revised and supplemented

Annual Report of Insight Trust relating to Virtus Insight Fund for the year ended December 31, 2007

Semi-Annual Report of Insight Trust relating to Virtus Insight Fund for the six months ended June 30, 2008

Copies are available upon request and without charge if you:

•       Visit virtus.com on the Internet;

•       Write to VP Distributors, Inc.,
100 Pearl Street,
Hartford, CT 06103; or

•       Call (800) 243-1574 toll-free.

Information about the Reorganization:	How to Obtain this Information:

Statement of Additional Information dated February 9, 2009, which relates to this Prospectus/Proxy Statement and the Reorganization	Copies are available upon request and without charge if you: • Write to VP Distributors, Inc., 100 Pearl Street, Hartford, CT 06103; or • Call (800) 243-1574 toll-free.

You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

Information relating to Virtus Fund contained in the Prospectus of Opportunities Trust dated January 31, 2009, (SEC File No. 811-07455) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) Information relating to Virtus Insight Fund contained in the Prospectus of Insight Trust dated May 1, 2008, as supplemented, (SEC File No. 811-07447) also is incorporated by reference in this document. The Statement of Additional Information dated February 9, 2009, relating to this Prospectus/Proxy Statement and the Reorganization, which includes the financial statements of Opportunities Trust relating to Virtus Fund for the year ended September 30, 2008, the financial statements of Insight Trust relating to Virtus Insight Fund for the year ended December 31, 2007, and the six months ended June 30, 2008, are incorporated by reference in their entirety in this document.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

An investment in Virtus Insight Fund:

•	is not a deposit of, or guaranteed by, any bank

•	is not insured by the FDIC, the Federal Reserve Board or any other government agency

•	is not endorsed by any bank or government agency

•	involves investment risk, including possible loss of the purchase payment of your original investment

Money Market Guarantee Program:

Virtus Fund and Virtus Insight Fund have each entered into a Guarantee Agreement with the United States Department of the Treasury (the “Treasury”) which permits the Funds to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). Under the Program, the Treasury will guarantee the share price of shares of the Fund held by shareholders as of September 19, 2008 at $1.00 per share if the Fund’s net asset value per share falls below $0.995 and the Fund liquidates. Recovery under the Program is subject to certain conditions and limitations. Treasury extended the Program, initially set to terminate on December 18, 2008, to April 30, 2009 and both Virtus Fund and Virtus Insight Fund opted to continue to participate. Please see the supplement to the Funds’ prospectuses dated November 5, 2008 for additional information.

SUMMARY

THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES OF THE REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE REORGANIZATION, YOU SHOULD READ THIS ENTIRE PROSPECTUS/PROXY STATEMENT AND THE EXHIBIT.

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectuses and Statements of Additional Information relating to the Funds and the form of Plan, which is attached to this Prospectus/Proxy Statement as Exhibit A.

Why is the Reorganization being proposed?

The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds with similar investment objectives and similar investment strategies within the Virtus Funds complex, while simultaneously creating economies of scale for the surviving funds that are intended to lower fund expenses. The proposed Reorganization will allow shareholders of Virtus Fund to own a fund that is similar in style and with a greater amount of combined assets, after the Reorganization. Virtus Insight Fund has a substantially identical investment objective and substantially similar investment strategies as Virtus Fund, while its Class A shares have outperformed the Class A shares of Virtus Fund on a one-, three- and five-year basis through December 31, 2008. The Reorganization should create better efficiencies for the portfolio management team, which should benefit Virtus Insight Fund and its shareholders, and perhaps result in lower fees for Virtus Insight Fund Class A shares. Having considered the Reorganization as proposed, the Trustees believe that the Reorganization is in the best interests of Virtus Fund and its shareholders.

What are the key features of the Reorganization?

The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

•	the transfer in-kind of all of the assets of Virtus Fund to Virtus Insight Fund in exchange for Class A shares of Virtus Insight Fund;

•	the assumption by Virtus Insight Fund of all of the liabilities of Virtus Fund;

•	the liquidation of Virtus Fund by distribution of Class A shares of Virtus Insight Fund to Virtus Fund’s shareholders; and

•	the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

The Reorganization is expected to be completed on or about April 3, 2009.

After the Reorganization, what shares will I own?

If you own Class A shares of Virtus Fund, you will own Class A shares of Virtus Insight Fund.

The new shares you receive will have the same total value as your shares of Virtus Fund, as of the close of business on the day immediately prior to the Reorganization.

How will the Reorganization affect me?

It is anticipated that the Reorganization will benefit you as follows:

•

PERFORMANCE: Virtus Insight Fund’s Class A shares have outperformed the Class A shares of Virtus Fund on a one-, three-, and five-year basis, through December 31, 2008. Past performance is not indicative of future results.

•

OPERATING EFFICIENCIES: Upon the Reorganization of Virtus Fund into Virtus Insight Fund, operating efficiencies may be achieved by Virtus Insight Fund because it will have a greater level of assets. As of September 30, 2008, Virtus Fund’s net assets were approximately $85.4 million and Virtus Insight Fund’s net assets were approximately $2.46 billion.

After the Reorganization, the value of your shares will depend on the performance of Virtus Insight Fund rather than that of Virtus Fund. The Trustees of Opportunities Trust and Insight Trust believe that the Reorganization will benefit both Virtus Fund and Virtus Insight Fund, respectively. All of the costs of the Reorganization, including the costs of the Meeting, the proxy solicitation or any adjourned session, will be paid by Virtus Fund.

Like Virtus Fund, Virtus Insight Fund will pay dividends from net investment income on a monthly basis and will distribute net realized capital gains, if any, at least annually. These dividends and distributions will continue to be automatically reinvested in additional Class A shares of Virtus Insight Fund or distributed in cash, in accordance with your election.

How do the Trustees recommend that I vote?

The Trustees of Opportunities Trust, including the Trustees who are not “interested persons” as such term is defined in the 1940 Act (the “Disinterested Trustees”), have concluded that the Reorganization would be in the best interests of Virtus Fund and its shareholders, and that the shareholders’ interests will not be diluted as a result of the Reorganization. Accordingly, the Trustees have submitted the Plan for approval of the shareholders of Virtus Fund.

THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE PLAN AND THE

REORGANIZATION CONTEMPLATED THEREBY

The Trustees of Insight Trust, including the Disinterested Trustees, also have concluded that the Reorganization would be in the best interest of Virtus Insight Fund and its shareholders, and that the shareholders’ interests will not be diluted as a result of the Reorganization.

Will I be able to purchase, exchange and redeem shares and receive distributions in the same way?

The Reorganization will not affect your right to purchase and redeem shares, to exchange shares or to receive distributions. After the Reorganization, you will be able to purchase additional Class A shares of Virtus Insight Fund in the same manner as you did for your shares of Virtus Fund before the Reorganization. For more information, see “Purchase and Redemption Procedures,” “Exchange Privileges” and “Dividend Policy” below.

How do the Funds’ investment objectives and principal investment strategies compare?

The investment objective of Virtus Fund is substantially identical to Virtus Insight Fund. The investment objective of each Fund is non-fundamental, which means that it may be changed by vote of the Trustees and without shareholder approval. The investment strategies of the Funds are substantially similar.

The following table summarizes a comparison of Virtus Fund and Virtus Insight Fund with respect to their investment objectives and principal investment strategies, as set forth in the Prospectuses and Statements of Additional Information relating to the Funds.

	Virtus Fund	Virtus Insight Fund

Investment Objective	Seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.	Seeks to provide as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity.

Principal Investment Strategies

Invests in a diversified portfolio of high quality money market instruments with maturities of 397 days or less. The average maturity of portfolio securities, based on their dollar value, will not exceed 90 days.

Invests exclusively in the following instruments:

—obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities;

—obligations issued by banks and savings and loan associations, including dollar-denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks;

—dollar denominated obligations guaranteed by banks or savings and loan associations;

—federally-insured obligations of other banks or savings and loan associations;

—commercial paper, which at the date of investment is rated A-1 by Standard and Poors (“S&P”) and/or by Moody’s Investors Service, Inc. (“Moody’s”), or, if not rated, is issued or guaranteed by a company which at the date of investment has an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody’s;

—short-term corporate obligations, which at the date of investment are rated AA or higher by S&P or Aa or higher by Moody’s; and

—repurchase agreements.

May invest more than 25% of its assets in the domestic banking industry.

Invests only in high-quality, short-term money market instruments that, in the opinion of the Fund’s subadviser, present minimal credit risks. Invests in a broad range of short-term money market instruments, including U.S. Government securities, repurchase agreements, as well as bank and commercial obligations. Commercial paper purchased by the Fund will consist of U.S. dollar-denominated direct obligations of domestic and foreign corporate issuers, including bank holding companies.

Will purchase only U.S.-dollar denominated securities. Will purchase only securities (other than U.S. Government securities) that have been rated within the highest rating category by at least two nationally recognized statistical rating organizations (or, if not rated, are considered by the subadviser to be of comparable quality) unless only one such agency has rated the security.

The principal risks of the Funds are substantially similar as well. For a discussion of the Funds’ principal risks, see the section entitled “Risks” below.

The Funds have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectuses and Statements of Additional Information of the Funds. Virtus Fund’s Prospectus discusses risks that are not included in Virtus Insight Fund’s Prospectus; however, both Funds are managed in a substantially similar manner, and, therefore, the Funds’ risks are substantially similar. The differences in the Prospectus disclosures stem from the fact that Virtus Fund is managed by another adviser who utilized different risk disclosure terminology.

Because Virtus Fund and Virtus Insight Fund have substantially identical investment objectives and substantially similar investment strategies, it is not anticipated that the securities held by Virtus Fund will be sold in significant amounts in order to comply with the policies and investment practices of Virtus Insight Fund in connection with the Reorganization. If any such sales occur, the transaction costs will be borne by Virtus Insight Fund. Such costs are ultimately borne by the Fund’s shareholders.

How do the Funds’ fees and expenses compare?

Virtus Fund offers one class of shares (Class A). Virtus Insight Fund offers three classes of shares (Class A, Class E, and Class I). Only Virtus Insight Fund’s Class A shares are involved in the Reorganization. You will not pay any initial or deferred sales charge in connection with the Reorganization.

The following tables allow you to compare the various fees and expenses that you may pay for buying and holding Class A shares of each of the Funds. The columns entitled “Virtus Insight Fund (Pro Forma)” show you what fees and expenses are estimated to be assuming the Reorganization takes place.

The amounts for the Class A shares of Virtus Fund and Class A shares of Virtus Insight Fund set forth in the following tables and in the examples are based on the expenses for the 12-month periods ended June 30, 2008. The amounts for Class A shares of Virtus Insight Fund (Pro Forma) set forth in the following tables and in the examples are based on what the estimated expenses of Virtus Insight Fund would have been for the 12-month period ended June 30, 2008, assuming the Reorganization had taken place on July 1, 2007.

The shares of Virtus Fund and Virtus Insight Fund are not charged any initial or deferred sales charge, or any other transaction fees.

Fees and Expenses (as a percentage of average daily net assets)

	Virtus Fund Class A	Virtus Insight Fund Class A	Virtus Insight Fund (Pro Forma) Class A
Management Fees	0.40%	0.10%	0.10%
Distribution Fee (12b-1) Fees(a)	None	0.10%	0.10%
Shareholder Servicing Fee	None	0.25%	0.25%
Other Expenses	0.36%	0.09%	0.09%
Acquired Fund Fees and Expenses(b)	None	0.01%	0.01%
Total Annual Fund Operating Expenses	0.76%	0.55%	0.55%

(a)	Distribution and Shareholder Servicing (12b-1) Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority (“FINRA”).
(b)	Virtus Insight Fund may invest in securities issued by investment companies that invest in short-term debt securities (which may include municipal obligations that are exempt from Federal income taxes) and that seek to maintain a $1.00 net asset value per share.

The table below shows examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in Virtus Fund versus Virtus Insight Fund and Virtus Insight Fund (Pro Forma), assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.

Examples of Fund Expenses

	Class A
	One Year	Three Years	Five Years	Ten Years
Virtus Fund	$78	$243	$422	$942

Virtus Insight Fund	$56	$176	$307	$689

Virtus Insight Fund (Pro Forma)	$56	$176	$307	$689

How do the Funds’ performance records compare?

The following charts show how the Class A shares of Virtus Fund and Class A shares of Virtus Insight Fund have performed in the past. Harris served as the adviser to the Virtus Insight Fund from inception to May 18, 2006; since that date, Virtus Investment Advisers, Inc. has acted as Adviser and Harris has acted as Subadviser. Past performance, before and after taxes, is not an indication of future results.

Year-by-Year Total Return (%)

The charts show changes in the Funds’ Class A shares performance from year to year over the last ten calendar years.

These charts should give you a general idea of the risks of investing in each Fund by showing how the Fund’s return, as applicable, has varied from year to year. These charts include the effects of fund expenses. Each Fund’s average annual returns in the charts below do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. Each Fund can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

Virtus Fund—Class A

Best Quarter: 4th—2000    1.44%

Worst Quarter: 2nd—2004    0.09%

Virtus Insight Fund—Class A

Best Quarter: 4th—2000    1.57%

Worst Quarter: 3rd—2003    0.15%

Virtus Fund, a series of Opportunities Trust (“Successor Fund”), is the successor of the Phoenix Money Market Fund, a series of Phoenix Series Fund (“Predecessor Fund”), resulting from a reorganization of Predecessor Fund with and into Successor Fund on June 27, 2007. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the tables above include the performance of the shares of the Predecessor Fund prior to the Virtus Fund’s commencement date.

The next set of tables lists the average annual total return of Class A shares of Virtus Fund and Virtus Insight Fund for the past one, five and ten years (through December 31, 2008). These tables include the effects of fund expenses and are intended to provide you with some indication of the risks of investing in each Fund by comparing its performance with an appropriate widely recognized index of securities, a description of which can be found following the table. An index does not reflect fees, expenses or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return (for the period ended 12/31/2008)

Virtus Fund*	1 Year Ended 12/31/2008	5 Years Ended 12/31/2008	10 Years Ended 12/31/2008
Class A shares	2.11%	2.79%	2.99%
Citigroup 90-day Treasury Bill Index	1.80%	3.10%	3.30%

*	The Virtus Fund’s 7-day yield on December 31, 2008 was 0.50%.

Virtus Insight Fund**	1 Year Ended 12/31/2008	5 Years Ended 12/31/2008	10 Years Ended 12/31/2008
Class A shares	2.47%	3.20%	3.30%
Citigroup 90-day Treasury Bill Index	1.80%	3.10%	3.30%

**	The Virtus Insight Fund’s 7-day yield on December 31, 2008 was 1.35%.

The Citigroup 90-Day Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market. The Citigroup 90-Day Treasury Bill Index is an average of the last three-month Treasury bill issues. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

For a detailed discussion of the manner of calculating total return, please see the Funds’ Statements of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders’ accounts.

Important information about Virtus Insight Fund is also contained in management’s discussion of Virtus Insight Fund’s performance which appears in the most recent Annual Report of Insight Trust relating to Virtus Insight Fund.

Who will be the Adviser and Subadviser of my Fund after the Reorganization? What will the advisory and subadvisory fees be after the Reorganization?

Management of the Funds

The overall management of Virtus Fund and Virtus Insight Fund is the responsibility of, and is supervised by, the Boards of Trustees of Opportunities Trust and Insight Trust, respectively.

Adviser

Virtus Investment Advisers, Inc. (the “Adviser” or “VIA”) is the investment adviser for the Funds and is responsible for managing their investment programs and for the general operations of the Funds, including oversight of the Funds’ Subadvisers and recommending their hiring, termination and replacement. For its management and supervision of the daily business affairs of the Virtus Insight Fund, the Adviser is entitled to receive a monthly fee that is accrued daily at the annual rate of 0.14% of the first $100 million of average daily net assets and 0.10% on assets over $100 million.

Facts about the Adviser:

•	The Adviser is a wholly-owned subsidiary of Virtus Investment Partners, Inc., a publicly-traded company and has acted as an investment adviser for over 70 years.

•	The Adviser acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients, with assets under management of approximately $13.8 billion as of September 30, 2008.

•	The Adviser is located at 100 Pearl Street, Hartford, Connecticut 06103.

Subadviser

Harris is the investment subadviser (the “Subadviser”) to the Virtus Insight Fund. Pursuant to a Subadvisory Agreement with the Adviser, Harris is responsible for the day-to-day management of the Fund’s portfolio. VIA pays Harris a subadvisory fee that is accrued daily at the annual rate of 0.07% of Virtus Insight Fund’s first $100 million of net assets, plus 0.05% of Virtus Insight Fund’s remaining net assets.

Facts about Harris:

•

Harris is a wholly-owned subsidiary of Harris Bankcorp, Inc., which is wholly-owned by Harris Financial Corp. Harris Financial Corp. is wholly-owned by Bank of Montreal, a publicly-traded Canadian banking institution.

•	Harris had approximately $13 billion in assets under management as of September 30, 2008.

•	The Subadviser is located at 190 South LaSalle Street, 4th Floor, P.O. Box 755, Chicago, Illinois 60603.

Portfolio Management

A team of investment professionals is jointly and primarily responsible for the day-to-day management of the Virtus Insight Fund’s portfolio. The members of the investment team and their areas of responsibility and expertise are as follows:

PETER J. ARTS, Principal, Head of Cash Management and Portfolio Manager. Mr. Arts joined Harris in 1995. He has 15 years of investment management experience and has served as a manager of Virtus Insight Fund since 2004.

BOYD R. EAGER, Principal and Portfolio Manager. Mr. Eager joined Harris in 1996. He has 13 years of investment management experience and has served as a manager of Virtus Insight Fund since 2004.

KIMBERLY J. KEYWELL, Principal and Portfolio Manager. Prior to joining Harris in 1995, Ms. Keywell served as an Associate Portfolio Manager for the trust department of a large banking institution. She has 16 years of investment management experience and has served as a manager of Virtus Insight Fund since 2006.

Please refer to the Statement of Additional Information for additional information about Virtus Insight Fund’s portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of Virtus Insight Fund.

What will be the primary federal tax consequences of the Reorganization?

Prior to or at the completion of the Reorganization, the Funds will have received an opinion from the law firm of McDermott Will & Emery LLP that the Reorganization contemplated by the Plan shall, for federal income tax purposes, qualify as a tax-free reorganization described in section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and that the Funds each will be a “party to a reorganization,” within the meaning of section 368(b) of the Code.

As a result, for federal income tax purposes, no gain or loss will be recognized by Virtus Fund or its shareholders as a result of receiving shares of Virtus Insight Fund in connection with the Reorganization. The holding period and aggregate tax basis of the shares of Virtus Insight Fund that are received by the shareholders of Virtus Fund will be the same as the holding period and aggregate tax basis of the shares of Virtus Fund previously held by such shareholders, provided that such shares of Virtus Fund are held as capital assets. In addition, no gain or loss will be recognized by Virtus Insight Fund upon the receipt of the assets of Virtus Fund in exchange for shares of Virtus Insight Fund and the assumption by Virtus Insight Fund of Virtus Fund liabilities, and the holding period and tax basis of the assets of Virtus Fund in the hands of Virtus Insight Fund as a result of the Reorganization will be the same as in the hands of Virtus Fund immediately prior to the Reorganization.

RISKS

Are the risk factors for the Funds similar?

Yes. The risk factors are substantially similar due to the substantially identical investment objectives and substantially similar investment policies of the Funds. The risks of Virtus Insight Fund are described in greater detail in that Fund’s Prospectus and Statement of Additional Information.

What are the primary risks of investing in each Fund?

An investment in each Fund is subject to certain risks. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment objectives. The following discussions highlight the primary risks associated with investment in each of the Funds. As previously mentioned, the risks described in the Funds’ Prospectuses and Statements of Additional Information differ due to the fact that Virtus Fund is subadvised by a different subadviser than Virtus Insight Fund, who utilized different risk disclosure terminology. These differences in disclosure terminology do not reflect actual differences in the risks between the Funds, which are currently managed in a substantially similar manner.

Each of the Funds is subject to Credit Risk, Counterparty Risk, Foreign Securities Risk, Income Risk, Principal Stability Risk and U.S. Government Securities Risk.

•

Credit Risk—The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

•

Counterparty Risk—The risk the Fund incurs when it engages in repurchase, reverse repurchase, derivative, when-issued, forward-commitment, delayed-settlement and securities-lending transactions or other similar transactions with another party, relies on the other party to consummate the transaction and is subject to the risk of default by the other party. Failure of the other party to consummate the transaction may result in the Fund’s incurring a loss or missing an opportunity to obtain a price believed to be advantageous.

•	Foreign Securities Risk—The risk that the prices of foreign securities may be more volatile than those of domestic companies.

•

Income Risk—The risk that falling interest rates will cause the Fund’s income to decline. A fund’s dividends decline when interest rates fall because the fund then must invest in lower-yielding investments.

•	Principal Stability Risk—The risk that the Fund may not be able to maintain a stable net asset value of $1.00.

•	U.S. Government Securities Risk—The risk that although backed by the U.S. Government, these securities are subject to price fluctuations.

Virtus Fund may be subject to additional risks:

•

Domestic Banking Industry Risk (Virtus Fund only)—If the Fund were to concentrate its investments in the domestic banking industry, such strategy may present additional risks. Securities of companies in other industries may provide greater investment return in certain market conditions as compared to obligations issued by companies within the domestic banking industry. Moreover, conditions that negatively impact the domestic banking industry will have a greater impact on this Fund as compared to a fund that does not have a policy allowing it to concentrate in this industry.

Please refer to each Fund’s Prospectus and Statement of Additional Information for more information on risks.

INFORMATION ABOUT THE REORGANIZATION

At a regular meeting held on November 20, 2008, all of the Trustees of Opportunities Trust on behalf of Virtus Fund, including the Disinterested Trustees, considered and approved the Reorganization as set forth in the Plan. They determined that the Reorganization was in the best interests of Virtus Fund and its shareholders, and that the interests of existing shareholders of Virtus Fund will not be diluted as a result of the transactions contemplated by the Reorganization.

Before approving the Plan, the Trustees evaluated extensive information provided by the management of the Funds and reviewed various factors about the Funds and the proposed Reorganization. The Trustees noted that Virtus Insight Fund has a substantially identical investment objective and substantially similar investment strategies as Virtus Fund, but that Virtus Insight Fund has outperformed Virtus Fund for each of the last one-, three-, and five-year periods ended September 30, 2008.

The Trustees considered the relative asset size of each Fund, including the benefits of creating an entity with a higher combined level of assets.

In addition, the Trustees considered, among other things:

•	the terms and conditions of the Reorganization;

•	the fact that the Reorganization would not result in the dilution of shareholders’ interests;

•	the fact that Virtus Fund and Virtus Insight Fund have substantially identical investment objectives and substantially similar principal investment strategies;

•	the fact that Virtus Fund will bear the expenses incurred by the Funds in connection with the Reorganization;

•	the benefits to shareholders, including operating efficiencies, which may be achieved from combining the Funds;

•	the fact that Virtus Insight Fund will assume all of the liabilities of Virtus Fund;

•	the fact that the Reorganization is expected to be a tax-free transaction for federal income tax purposes; and

•	alternatives available to shareholders of Virtus Fund, including the ability to redeem their shares.

During their consideration of the Reorganization, the Trustees of Opportunities Trust consulted with counsel to the Disinterested Trustees, as appropriate.

After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of Opportunities Trust concluded that the proposed Reorganization would be in the best interests of Virtus Fund and its shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of Virtus Fund for approval.

The Trustees of Insight Trust have also approved the Plan on behalf of Virtus Insight Fund, after concluding that the proposed Reorganization would be in the best interests of Virtus Insight Fund and its shareholders.

Agreement and Plan of Reorganization

The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

The Plan provides that all of the assets of Virtus Fund will be acquired by Virtus Insight Fund in exchange for Class A shares of Virtus Insight Fund and the assumption by Virtus Insight Fund of all of the liabilities of Virtus Fund on or about April 3, 2009, or such other date as may be agreed upon by the parties (the “Closing Date”). Prior to the Closing Date, Virtus Fund will endeavor to discharge all of its known liabilities and obligations. Virtus Fund will prepare an unaudited statement of its assets and liabilities as of the Closing Date.

At or prior to the Closing Date, Virtus Fund will declare and pay a distribution or distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

The number of full and fractional Class A shares of Virtus Insight Fund to be received by the shareholders of Virtus Fund will be determined by dividing the net assets of Virtus Fund by the net asset value of the Class A shares of Virtus Insight Fund. These computations will take place as of immediately after the close of business on the New York Stock Exchange and after the declaration of any dividends on the Closing Date (the “Valuation Date”). The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

VP Distributors, Inc. (“VP Distributors”), the administrator for both Funds, will compute the value of each Fund’s respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of Virtus Insight Fund, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC’s Division of Investment Management.

Immediately after the transfer of its assets to Virtus Insight Fund, Virtus Fund will liquidate and distribute pro rata to the shareholders as of the close of business on the Closing Date the full and fractional shares of Virtus Insight Fund received by Virtus Fund. The liquidation and distribution will be accomplished by the establishment of accounts in the names of Virtus Fund’s shareholders on the share records of Virtus Insight Fund or its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Virtus Insight Fund due to Virtus Fund’s shareholders. All issued and outstanding shares of Virtus Fund will be canceled. The shares of Virtus Insight Fund to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, Virtus Fund will be terminated as a series of Opportunities Trust.

The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval by Virtus Fund’s shareholders, accuracy of various representations and warranties and receipt of opinions of counsel. Notwithstanding approval of Virtus Fund’s shareholders, the Plan may be terminated (a) by the mutual agreement of Virtus Fund and Virtus Insight Fund; (b) by either Virtus Fund or Virtus Insight Fund if the Reorganization has not occurred on or before August 31, 2009, unless such date is extended by mutual agreement of Virtus Fund and Virtus Insight Fund; or (c) by either party if the other party materially breaches its obligations under the Plan or made a material and intentional misrepresentation in the Plan or in connection with the Plan.

The costs of the Reorganization will be born by Virtus Fund. If the Reorganization is not consummated, VIA or one of its affiliates will pay the expenses incurred by Virtus Fund and Virtus Insight Fund in connection with the Reorganization (including the cost of any proxy soliciting agent). In such event, no portion of the expenses will be borne directly or indirectly by Virtus Fund, Virtus Insight Fund or their shareholders.

If Virtus Fund’s shareholders do not approve the Reorganization, the Trustees of Opportunities Trust will consider other possible courses of action in the best interests of Virtus Fund and its shareholders.

Federal Income Tax Consequences

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368 of the Code. As a condition to the closing of the Reorganization, the Funds will receive an opinion from the law firm of McDermott Will & Emery LLP to the effect that, based upon certain facts, assumptions, and representations, the Reorganization contemplated by the Plan will, for federal income tax purposes, qualify as a tax-free reorganization described in section 368(a) of the Code, and that the Funds each will be a “party to a reorganization,” within the meaning of section 368(b) of the Code.

As a result:

1.	No gain or loss will be recognized by Virtus Insight Fund upon the receipt of the assets of Virtus Fund solely in exchange for the shares of Virtus Insight Fund and the assumption by Virtus Insight Fund of the liabilities of Virtus Fund;

2.	No gain or loss will be recognized by Virtus Fund on the transfer of its assets to Virtus Insight Fund in exchange for Virtus Insight Fund’s shares and the assumption by Virtus Insight Fund of the liabilities of Virtus Fund or upon the distribution of Virtus Insight Fund’s shares to Virtus Fund’s shareholders in exchange for their shares of Virtus Fund;

3.	No gain or loss will be recognized by Virtus Fund’s shareholders upon the exchange of their shares of Virtus Fund for shares of Virtus Insight Fund in liquidation of Virtus Fund;

4.	The aggregate tax basis of the shares of Virtus Insight Fund received by each shareholder of Virtus Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Virtus Fund held by such shareholder immediately prior to the Reorganization, and the holding period of the shares of Virtus Insight Fund received by each shareholder of Virtus Fund will include the period during which the shares of Virtus Fund exchanged therefor were held by such shareholder (provided that the shares of Virtus Fund are held as capital assets on the date of the Reorganization); and

5.	The tax basis of the assets of Virtus Fund acquired by Virtus Insight Fund will be the same as the tax basis of such assets to Virtus Fund immediately prior to the Reorganization, and the holding period of such assets in the hands of Virtus Insight Fund will include the period during which the assets were held by Virtus Fund.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated, but does not qualify as a tax-free reorganization under the Code, Virtus Fund would recognize gain or loss on the transfer of its assets to Virtus Insight Fund and each shareholder of Virtus Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its Virtus Fund shares and the fair market value of the shares of Virtus Insight Fund it received.

Virtus Insight Fund’s utilization after the Reorganization of any pre-Reorganization losses realized by Virtus Fund to offset income on gain realized by Virtus Insight Fund could be subject to limitation.

Shareholders of Virtus Fund should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances.

Pro Forma Capitalization

The following table sets forth the capitalization of the Funds as of June 30, 2008 and the capitalization of Virtus Insight Fund on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 1.00 Class A shares of Virtus Insight Fund for each Class A share of Virtus Fund.

Capitalization of Class A Shares of Virtus Fund, Virtus Insight Fund and

Virtus Insight Fund (Pro Forma)

	Virtus Fund	Virtus Insight Fund	Adjustments*	Virtus Insight Fund (Pro Forma) After Reorganization
Net Assets (in 000s)

Class A	$85,314	$739,959	—	$825,273

Class E	—	$134,805	—	$134,805

Class I	—	$1,586,047	—	$1,586,047
Total Net Assets	$85,314	$2,460,811	—	$2,546,125
Net Asset Value Per Share

Class A	$1.00	$1.00	—	$1.00

Class E	—	$1.00	—	$1.00
Class I	—	$1.00	—	$1.00
Shares Outstanding (in 000s)

Class A**	85,395	740,059	(81)	825,373

Class E	—	134,952	—	134,952

Class I	—	1,586,389	—	1,586,389
Total Shares Outstanding	85,395	2,461,400	(81)	2,546,714

*	Reflects $90,000 of estimated merger-related expenses, to be borne by Virtus Fund.
**	Reflects change in shares outstanding due to reduction of Class A shares of Virtus Insight Fund in exchange for Class A shares of Virtus Fund based on the net asset value of Virtus Insight Fund’s Class A shares, respectively, at June 30, 2008.

The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

Distribution of Shares

VP Distributors, the sole stockholder of the Adviser, serves as the national distributor of the Funds’ shares. VP Distributors distributes the Funds’ shares either directly or through securities dealers or agents or bank-affiliated securities brokers. Each class of shares for the Funds has a separate distribution arrangement and bears its own distribution expenses, if any.

In the proposed Reorganization, shareholders of Virtus Fund owning Class A shares will receive Class A shares of Virtus Insight Fund. Class A Shares of the Funds do not incur a sales charge at the time of purchase.

In connection with the Reorganization, no sales charges are imposed. More detailed descriptions of the Class A shares and the distribution arrangements applicable to this class of shares are contained in the Prospectus and Statement of Additional Information relating to Virtus Insight Fund.

Purchase and Redemption Procedures

Information concerning applicable sales charges and distribution-related fees is provided above. Investments in the Funds are not insured. For information about minimum purchase requirements, see “Your Account” and “How to Buy Shares” in the Funds’ Prospectuses. Each Fund, subject to certain restrictions, provides for telephone or mail redemption of shares at net asset value, as next determined after receipt of a redemption order on each day the New York Stock Exchange is open for trading. Both Virtus Fund and Virtus Insight Fund are currently participating in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). Under this program, shareholders who held shares as of September 19, 2008 (“Covered Shareholders”) are covered for the lesser of shares held on September 19, 2008 or the number of shares owned on the first date after September 19, 2008 on which the market-based NAV of the Fund is less than $0.995 (“Covered Shares”). Covered Shareholders will receive the NAV of those Covered Shares if the Fund’s NAV falls below $0.995 and the Fund decides to liquidate. For further information on the Program, please refer to the prospectus supplement dated November 5, 2008. Both Funds reserve the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash. Additional information concerning purchases and redemptions of shares, including how each Fund’s net asset value is determined, is contained in the Funds’ Prospectuses. Each Fund may involuntarily redeem shareholders’ accounts that have a balance below $200 as a result of redemption activity, subject to written notice within sixty days. All investments are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

Exchange Privileges

The Funds currently offer shareholders identical exchange privileges. Shareholders of each Fund may exchange their shares for shares of a corresponding class of shares of other affiliated Virtus Funds.

Dividend Policy

Virtus Fund distributes net investment income daily; Virtus Insight Fund acrrues dividends daily but distributes monthly. Both Funds distribute net realized capital gains, if any, at least annually.

All dividends and distributions of the Funds are paid in additional shares of the respective Fund unless a shareholder has elected to receive distributions in cash. See the Funds’ Prospectuses for further information concerning dividends and distributions.

Each Fund has qualified, and Virtus Insight Fund intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Fund must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts distributed to its shareholders.

COMPARATIVE INFORMATION ON SHAREHOLDERS’ RIGHTS

Form of Organization

Virtus Fund is a series of Opportunities Trust, a diversified open-end management investment company registered with the SEC under the 1940 Act that was organized as a Delaware statutory trust in December 1995. Virtus Insight Fund is a series of Insight Trust, a diversified open-end management investment company registered with the SEC under the 1940 Act that was organized as a Massachusetts business trust in December 1995. Insight Trust and Opportunities Trust are governed by their respective Agreements and Declarations of Trust (“Declarations of Trust”) and By-Laws, Boards of Trustees, and Massachusetts or Delaware and federal law. Insight Trust and Opportunities Trust are each organized as a “series company” as that term is used in Rule 18f-2 under the 1940 Act. The series of Insight Trust currently consist of Virtus Insight Fund and 15 other mutual funds of various asset classes, while Opportunities Trust consists of Virtus Fund and 16 other mutual funds of various asset classes.

Capitalization

The beneficial interests in Opportunities Trust and Insight Trust are represented by an unlimited number of transferable shares of beneficial interest, par value $0.001 for Insight Trust and no par value for Opportunities Trust, of one or more series. The Declaration of Trust of each of Opportunities Trust and Insight Trust permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Fund.

Shares of the classes of each Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees, as applicable. Shareholders of each Fund vote separately, by Fund, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Fund. Shareholders of each Fund vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

Shareholder Liability

Shareholders of Insight Trust as shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable under the applicable state law for the obligations of Insight Trust. However, the Declaration of Trust of Insight Trust contains an express disclaimer of shareholder liability and requires notice of such disclaimer be given in each agreement entered into or executed by Insight Trust or the Trustees or officers of Insight Trust, as applicable. The Declaration of Trust also provides for shareholder indemnification out of the assets of Insight Trust.

Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that Opportunities Trust or a shareholder of Opportunities Trust is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of Opportunities Trust to liability. To guard against this risk, the Declaration of Trust of Opportunities Trust (a) provides that any written obligation of Opportunities Trust may contain a statement that such obligation may only be enforced against the assets of Opportunities Trust or the particular series in question and the obligation is not binding upon the shareholders of Opportunities Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of trust property of any shareholder held personally liable for the obligations of Opportunities Trust. Accordingly, the risk of a shareholder of Opportunities Trust incurring financial loss beyond that shareholder’s investment because of shareholder liability is limited to circumstances in which: (1) a court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) Opportunities Trust itself is unable to meet its obligations. In light of Delaware law, the nature of Opportunities Trust’s business, and the nature of its assets, the risk of personal liability to a shareholder of Opportunities Trust is remote.

Shareholder Meetings and Voting Rights

Opportunities Trust, on behalf of Virtus Fund, and Insight Trust, on behalf of Virtus Insight Fund, are not required to hold annual meetings of shareholders. However, the Trustees will call a meeting when requested in writing by the holders of at least 10% of the outstanding shares of Opportunities Trust or Insight Trust. In addition, each of Opportunities Trust and Insight Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Neither Opportunities Trust nor Insight Trust currently intends to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Trustees of Opportunities Trust or Insight Trust.

Except when a larger quorum is required by applicable law or the applicable governing documents, both Insight Trust and Opportunities Trust require 33 1/3% of the shares entitled to vote to constitute a quorum for consideration of a matter at a shareholders’ meeting. When a quorum is present at a meeting, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

A Trustee of Opportunities Trust may be removed with or without cause at a meeting of shareholders by a vote of two-thirds of the outstanding shares of Opportunities Trust, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal. A Trustee of Insight Trust may be removed with cause at a meeting of shareholders by a vote of two-thirds of the outstanding shares of Insight Trust, or with cause by the vote of two-thirds of the number of Trustees prior to removal.

Under the Declaration of Trust of each of Insight Trust and Opportunities Trust, each shareholder is entitled to one vote for each dollar of net asset value of each share owned by such shareholder and each fractional dollar amount is entitled to a proportionate fractional vote.

The Declaration of Trust of Opportunities Trust provides that unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote: (1) reorganize Opportunities Trust as a corporation or other entity, (2) merge Opportunities Trust into another entity, or merge, consolidate or transfer the assets and liabilities or class of shares to another entity, and (3) combine the assets and liabilities held with respect to two or more series or classes into assets and liabilities held with respect to a single series or class.

The Declaration of Trust of Insight Trust provides that unless otherwise required by applicable law (including the 1940 Act): (1) the affirmative vote of the holders of two-thirds of the shares of Insight Trust are required for Insight Trust, or any series of Insight Trust, to merge or consolidate with or into, or sell substantially all of its assets to, one or more trusts (or series thereof), partnerships, associations, corporations or other business entities or cause the shares (or any portion thereof) to be exchanged under or pursuant to any state or federal statute; provided, however, that the affirmative vote of only a majority of the shareholders is required if such action is recommended by the Trustees; and (2) the affirmative vote of a majority of the shareholders is required in order for Insight Trust to reorganize under the laws of any state or other political subdivision of the United States.

Under certain circumstances, the Trustees of each of Opportunities Trust and Insight Trust may also terminate Opportunities Trust or Insight Trust, as the case may be, a series, or a class of shares, upon written notice to the shareholders.

Liquidation

In the event of the liquidation of Insight Trust or Opportunities Trust, either Fund, or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to Insight Trust or Opportunities Trust, the Fund or attributable to the class over the liabilities belonging to Insight Trust or Opportunities Trust, the Fund or attributable to the class. The assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the dollar value of shares of such Fund or class of the Fund held by them on the date of distribution.

Liability and Indemnification of Trustees

Under the Declaration of Trust of each of Insight Trust and Opportunities Trust, a Trustee is generally personally liable only for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. As provided in the Declaration of Trust and By-Laws of each of Insight Trust and Opportunities Trust, each Trustee of Insight Trust or Opportunities Trust, as the case may be, is entitled to be indemnified against all liabilities and all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her office of Trustee, unless the Trustee (1) shall have been adjudicated by the court or other body before which the proceeding was brought to be liable to Insight Trust or Opportunities Trust, as the case may be, or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office of Trustee (collectively, “disabling conduct”) or (2) with respect to any proceeding disposed of without an adjudication by the court or other body before which the proceeding was brought that such Trustee was liable to Insight Trust or Opportunities Trust, as the case may be, or its shareholders by reason of disabling conduct, unless there has been a determination that the Trustee did not engage in disabling conduct. This determination may be made by (a) the court or other body before which the proceeding was brought, (b) a vote of a majority of those Trustees who are neither “interested persons” within the meaning of the 1940 Act nor parties to the proceeding or (c) an independent legal counsel in a written opinion. Insight Trust and Opportunities Trust may also advance money to a Trustee in connection with the preparation and presentation of a defense to any proceeding provided that the Trustee undertakes to repay Insight Trust or Opportunities Trust, as the case may be, if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust and By-Laws of each of Opportunities Trust and Insight Trust, and Delaware or Massachusetts and federal law, as applicable and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declarations of Trust, By-Laws and Delaware or Massachusetts and federal law, as applicable law, directly for more complete information.

INFORMATION CONCERNING THE MEETING AND VOTING REQUIREMENTS

This Prospectus/Proxy Statement is being sent to shareholders of Virtus Fund in connection with a solicitation of proxies by the Trustees of the Opportunities Trust, to be used at the Special Meeting of Shareholders (the “Meeting”) to be held at 2 p.m. Eastern time, March 27, 2009, at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, Connecticut 06103, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of Virtus Fund on or about February 17, 2009.

The Board of Trustees of Opportunities Trust has fixed the close of business on February 4, 2009 as the record date (the “Record Date”) for determining the shareholders of Virtus Fund entitled to receive notice of the Meeting and to vote, and for determining the number of shares for which voting instructions may be given, with respect to the Meeting or any adjournment thereof.

In voting for the Plan, each shareholder is entitled to one vote for each dollar of net asset value of each share owned by such shareholder and each fractional dollar amount is entitled to a proportionate fractional vote.

Proxies may be revoked by mailing a notice of revocation to the Secretary of Opportunities Trust at the address set forth on the cover page of this Prospectus/Proxy Statement, by executing a superseding proxy by telephone or through the Internet or by attending the Meeting in person and voting your shares. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

If you wish to participate in the Meeting, you may submit the proxy card included with this Prospectus/Proxy Statement, vote by the Internet or by telephone, or attend in person. Guidelines on voting by mail, by telephone, through the Internet or in person at the Meeting appear on the enclosed proxy card.

If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named thereon will vote the interests represented by the proxy card in accordance with the instructions marked on the returned proxy card. Proxy cards that are properly executed and returned but are not marked with voting instructions will be voted FOR the Plan and FOR any other matters deemed appropriate.

Approval of the Plan will require approval of the shares as mandated under the 1940 Act, which is the lesser of: 67% or more of the votes present at the meeting if the holders of more than 50% of the outstanding votes are present; or, more than 50% of the outstanding voting securities.

The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name”, as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) of shares represented at the Meeting as present for purposes of determining a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Meeting). Abstentions and broker non-votes will be treated as shares voted against the Plan.

In addition to the proxy solicitation by mail, representatives of Opportunities Trust may solicit proxies by mail, telephone, facsimile, Internet or personal contact. Computershare Fund Services, Inc. has been engaged to assist in the distribution and tabulation of proxies and to assist in the solicitation of proxies. The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures will be paid by Virtus Fund. The anticipated cost of this proxy solicitation is approximately $8,600 – $23,800, plus expenses. Neither Virtus Insight Fund nor its shareholders will bear any costs associated with the Meeting, this proxy solicitation or any adjourned session.

If shareholders of Virtus Fund do not vote to approve the Plan, the Trustees of Opportunities Trust will consider other possible courses of action in the best interests of Virtus Fund and its shareholders. If sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

A shareholder of Virtus Fund who objects to the proposed Reorganization as set forth in the Plan will not be entitled under either Massachusetts or Delaware law or the Declaration of Trust of Opportunities Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. In addition, if the Reorganization is consummated, shareholders will be free to redeem the shares of Virtus Insight Fund that they receive in the transaction at their then-current net asset value. Shares of Virtus Fund may be redeemed at any time prior to the Reorganization. Shareholders of Virtus Fund may wish to consult their tax advisers as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares in the Reorganization.

Opportunities Trust does not hold annual shareholder meetings. If the Plan is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Opportunities Trust at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by Opportunities Trust in a reasonable period of time prior to that meeting.

The votes of the shareholders of Virtus Insight Fund are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

Shareholder Information

The shareholders of Virtus Fund at the close of business on the Record Date will be entitled to be present and vote at the Meeting with respect to shares of Virtus Fund owned as of the Record Date. As of the Record Date, the total number of shares of Virtus Fund outstanding was as follows:

Number of Shares
Class A	78,869,321

As of the Record Date, the officers and Trustees of Insight Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of Virtus Insight Fund.

As of the Record Date, the officers and Trustees of the Opportunities Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of Virtus Fund.

Control Persons and Principal Holders of Securities

As of the Record Date, the beneficial owners or record owners of more than 5% of the shares of Virtus Fund or Virtus Insight Fund were as follows:

Virtus Fund

Name and Address	Class	No. of Shares	% of Class of Shares of Portfolio Before Reorganization	% of Class of Shares of Portfolio After Reorganization
US Bank	A	6,924,594	8.80%	Under 5%
FBO EBG - RT
The Phoenix Co Inc Opt Pl
PO Box 1787
Milwaukee, WI 532001-1787

Virtus Insight Fund

Name and Address	Class	No. of Shares	% of Class of Shares of Portfolio Before Reorganization	% of Class of Shares of Portfolio After Reorganization
Harris NA	A	407,014,075	16.60%	16.05%
Attn Application Balancing
2000 S Finley Rd
Lombard, IL 60148-4825

Harris NA	A	220,345,773	9.00%	8.69%
Attn Application Balancing II
2000 S Finley Rd
Lombard, IL 60148-4825

FINANCIAL STATEMENTS AND EXPERTS

The Annual Report of Opportunities Trust relating to Virtus Fund, for the year ended as of September 30, 2008 and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement. The financial statements and financial highlights of Opportunities Trust relating to Virtus Fund, for the period indicated therein have been incorporated by reference herein and in the Registration Statement in reliance upon the report of PricewaterhouseCoopers, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The Annual Report of Insight Trust relating to Virtus Insight Fund, for the year ended as of December 31, 2007, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement. The financial statements and financial highlights of Insight Trust relating to Virtus Insight Fund for the period indicated therein have been incorporated by reference herein and in the Registration Statement in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

The unaudited Semi-Annual Report of Virtus Insight Fund for the six month period ended June 30, 2008, has also been incorporated by reference herein.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of Virtus Insight Fund will be passed upon by Kevin J. Carr, Esq., Vice President, Chief Legal Officer, Counsel and Secretary of Insight Trust.

ADDITIONAL INFORMATION

Insight Trust and Opportunities Trust are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC’s Regional Offices located at Northeast Regional Office, 3 World Financial Center, Room 4300, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202-2656; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036-3648. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

OTHER BUSINESS

The Trustees of Opportunities Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

THE TRUSTEES OF OPPORTUNITIES TRUST RECOMMEND APPROVAL OF

THE PLAN AND ANY UNMARKED INVESTMENT PROXY CARDS WILL BE

VOTED IN FAVOR OF APPROVAL OF THE PLAN.

February 9, 2009

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 20 th day of November, 2008, by and between Virtus Insight Trust, a Massachusetts business trust (the “Acquiring Trust”), with its principal place of business at 101 Munson Street, Greenfield, Massachusetts 01301, on behalf of the Virtus Insight Money Market Fund (the “Acquiring Fund”), a separate series of the Acquiring Trust, and Virtus Opportunities Trust, a Delaware statutory trust (the “Selling Trust”), on behalf of the Virtus Money Market Fund (the “Acquired Fund”), a separate series of the Selling Trust.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

The Acquired Fund is a separate series of the Selling Trust and the Acquiring Fund is a separate series of the Acquiring Trust, each of which is an open-end, registered investment company of the management type. The Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest.

The Board of Trustees of the Acquiring Trust, including a majority of the Trustees who are not “interested persons” of the Acquiring Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has determined, with respect to the Acquiring Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders, and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction.

The Board of Trustees of the Selling Trust, including a majority of the Trustees who are not “interested persons” of the Selling Trust, as defined in the 1940 Act, has also determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSACTION

1.1	Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund’s assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund’s net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing Date”).

1.2

The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable, that are owned by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund, on the Closing Date (collectively, the “Assets”).

1.3	The Acquired Fund will endeavor to discharge or accrue for all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1 (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4	Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record, determined as of immediately after the close of business on the Closing Date (the “Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.

1.5	Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund or its Transfer Agent, as defined in paragraph 3.3.

1.6	Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2. VALUATION

2.1	The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures established by the Acquired Fund’s Board of Trustees, which shall be described in the then-current prospectus and statement of additional information with respect to the Acquired Fund.

2.2	The net asset value of the Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures established by the Acquiring Trust’s Board of Trustees which shall be described in the Acquiring Fund’s then-current prospectus and statement of additional information.

2.3	The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Assets shall be determined by dividing the value of the net assets with respect to the shares of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

2.4	Phoenix Equity Planning Corporation (“PEPCO”) shall make all computations of value, in its capacity as administrator for the Acquiring Trust.

3. CLOSING AND CLOSING DATE

3.1	The Closing Date shall be April 3, 2009, or such other date as the parties may agree. All acts taking place at the closing of the transaction (the “Closing”) shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of Virtus Partners, Inc., 100 Pearl Street, Hartford, CT 06103 or at such other time and/or place as the parties may agree.

3.2	The Selling Trust shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund (the “Custodian”), to deliver, on the next business day after the Closing, a certificate of an authorized officer stating that the Assets shall have been delivered in proper form to the Acquiring Fund on the next business day following the Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund’s name by its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund’s Custodian to the custodian for the Acquiring Fund for examination no later than on the next business day following the Closing Date, and shall be transferred and delivered by the Acquired Fund on the next business day following the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Fund’s portfolio securities and instruments deposited with a “securities depository”, as defined in Rule 17f-4 under the 1940 Act. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3	The Selling Trust shall direct PEPCO (the “Transfer Agent”), on behalf of the Acquired Fund, to deliver on the next business day following the Closing, a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4	In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first Friday after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

4.1	The Selling Trust, on behalf of the Acquired Fund, represents and warrants as follows:

(a)	The Acquired Fund is duly organized as a series of the Selling Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Selling Trust’s Declaration of Trust to own all of its assets and to carry on its business as it is now being conducted;

(b)	The Selling Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c)	No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

(d)	The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)	On the Closing Date, the Selling Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f)	The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Selling Trust’s Declaration of Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Trust, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Selling Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

(g)	All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h)	Except as otherwise disclosed in writing to and accepted by the Acquiring Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Selling Trust, on behalf of the Acquired Fund, or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Selling Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)	The audited Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at September 30, 2008 are in accordance with generally accepted accounting principles (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j)	Since September 30, 2008, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k)	On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)	For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(m)	All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(n)	The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Selling Trust, on behalf of the Acquired Fund, and this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; and

(o)	The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

4.2	The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

(a)	The Acquiring Fund is duly organized as a series of the Acquiring Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with power under the Acquiring Trust’s Agreement and Declaration of Trust (the “Trust Instrument”) to own all of its assets and to carry on its business as it is now being conducted;

(b)	The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act, is in full force and effect;

(c)	No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)	The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)	The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Trust’s Trust Instrument or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

(f)	Except as otherwise disclosed in writing to and accepted by the Selling Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Trust, on behalf of the Acquiring Fund, or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of the Acquiring Fund’s business. The Acquiring Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or the Acquiring Fund’s ability to consummate the transactions herein contemplated;

(g)	On the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

(h)	The unaudited financial statements of the Acquiring Fund at June 30, 2008 are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein;

(i)	Since June 30, 2008, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (i), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change;

(j)

On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)	For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of the Code and the regulations thereunder;

(l)	All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, it is theoretically possible that shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund) and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(m)	The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Acquiring Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)	Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, it is theoretically possible that shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund);

(o)	The information to be furnished by the Acquiring Trust for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p)	The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5. COVENANTS OF THE SELLING TRUST ON BEHALF OF THE ACQUIRED FUND

5.1	The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

5.2	If necessary, the Selling Trust will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other actions necessary to obtain approval of the transactions contemplated herein.

5.3	The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4	The Acquired Fund shall assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the holders of the Acquired Fund’s shares.

5.5	Subject to the provisions of this Agreement, the Acquired Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6	As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.7	The Acquired Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8	The Selling Trust, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Trust, on behalf of the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Selling Trust’s, on behalf of the Acquired Fund’s, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Acquiring Trust’s, on behalf of the Acquiring Fund’s, title to and possession of all the assets, and to carry out the intent and purpose of this Agreement.

6. COVENANTS OF THE ACQUIRING TRUST ON BEHALF OF THE ACQUIRING FUND

6.1	The Acquiring Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

6.2	Subject to the provisions of this Agreement, the Acquiring Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

6.3	The Acquiring Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.4	The registration statement on Form N-14 (the “Registration Statement”) which the Acquiring Fund shall have prepared and filed for the registration under the 1933 Act of the Acquiring Fund Shares to be distributed to the Acquired Fund Shareholders pursuant hereto, shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties thereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

6.5	The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Selling Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Selling Trust’s election, to the performance by the Acquiring Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

7.1	All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2	The Acquiring Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Trust, on behalf of the Acquiring Fund on or before the Closing Date; and

7.3	The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request.

8. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Trust’s election, to the performance by the Selling Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

8.1	All representations and warranties of the Selling Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

8.2	The Selling Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, as of the Closing Date, certified by the Treasurer of the Selling Trust;

8.3	The Selling Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Selling Trust, on behalf of the Acquired Fund, on or before the Closing Date;

8.4	The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed; and

8.5	The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund’s name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquiring Fund shall reasonably request.

9. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Selling Trust, on behalf of the Acquired Fund, or the Acquiring Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

9.1

This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund, as necessary, in accordance with the provisions of the Selling Trust’s Declaration of Trust, applicable Delaware law and the 1940 Act.

Notwithstanding anything herein to the contrary, the Selling Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, may not waive the conditions set forth in this paragraph 9.1;

9.2	On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

9.3	All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Selling Trust and the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

9.4	The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

9.5	The parties shall have received the opinion of McDermott Will & Emery LLP, addressed to the Acquiring Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall, for federal income tax purposes, qualify as a tax-free reorganization described in Section 368(a) of the Code. The delivery of such opinion is conditioned upon receipt of representations it shall request of the Acquiring Trust. Notwithstanding anything herein to the contrary, the Acquiring Trust may not waive the condition set forth in this paragraph 9.5.

10. BROKERAGE FEES AND EXPENSES

10.1	The Selling Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2	The expenses relating to the proposed Reorganization will be borne by the Acquired Fund. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement on Form N-14, printing and distributing the Acquiring Fund’s prospectus/proxy statement or information statement, legal fees, accounting fees, and securities registration fees. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.3	In the event the transactions contemplated by this Agreement are not consummated, then Virtus Investment Advisers, Inc. agrees that it shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1	The Selling Trust and the Acquiring Trust have not made any representation, warranty or covenant not set forth herein; this Agreement constitutes the entire agreement between the parties.

11.2	The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12. TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before August 31, 2009 unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13. WAIVER

The Acquiring Fund and the Acquired Fund, after consultation with their respective counsel and by mutual consent of their respective Board of Trustees, may waive any condition to their respective obligations hereunder, except that the Acquiring Trust may not waive the condition set forth in paragraph 9.5.

14. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable and mutually agreed upon in writing by the authorized officers of the Selling Trust and the Acquiring Trust; provided, however, that following the meeting of the shareholders, if necessary, of the Acquired Fund called by the Selling Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

15. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts 01301, Attn: General Counsel.

16. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

16.1	The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

16.3	This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

16.4	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

16.5

It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Acquired Fund personally, but shall bind only the property of the Acquired Fund, as provided in the Declaration of Trust of the Acquired Fund. The execution and delivery by such officers of the Acquired Fund shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquired Fund as provided in the Declaration of Trust of the Acquired Fund.

16.6	It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Acquiring Fund personally, but shall bind only the Acquiring Trust property of the Acquiring Fund, as provided in the Trust Instrument of the Acquiring Fund. The execution and delivery by such officers of the Acquiring Fund shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Acquiring Trust property of the Acquiring Fund as provided in the Trust Instrument of the Acquiring Fund.

[signature page follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President, Vice President or Treasurer and attested by its Secretary or Assistant Secretary, all as of the date first written above.

VIRTUS INSIGHT TRUST, on behalf of its series Virtus Insight Money Market Fund

By:
By:	W. Patrick Bradley
Title:	Chief Financial Officer and Treasurer

VIRTUS OPPORTUNITIES TRUST, on behalf of its series Virtus Money Market Fund

By:
By:	W. Patrick Bradley
Title:	Chief Financial Officer and Treasurer

Agreed and accepted as to paragraph 10.3 only:

VIRTUS INVESTMENT ADVISERS, INC.

By:
By:	Kevin J. Carr
Title:	Vice President and Clerk

STATEMENT OF ADDITIONAL INFORMATION

Acquisition of Assets of

VIRTUS MONEY MARKET FUND

a series of

VIRTUS OPPORTUNITIES TRUST

c/o VP Distributors, Inc.

101 Munson Street

Greenfield, Massachusetts 01301

(800) 243-1574

By and In Exchange For Shares of

VIRTUS INSIGHT MONEY MARKET FUND

a series of

VIRTUS INSIGHT TRUST

c/o VP Distributors, Inc.

101 Munson Street

Greenfield, Massachusetts 01301

(800) 243-1574

This Statement of Additional Information, dated February 9, 2009, relating specifically to the proposed transfer of the assets and liabilities of Virtus Money Market Fund (“Virtus Fund”), a series of Virtus Opportunities Trust (“Opportunities Trust”) to Virtus Insight Money Market Fund (“Virtus Insight Fund”), a series of Virtus Insight Trust (“Insight Trust”), in exchange for Class A shares of beneficial interest, par value $0.001, of Virtus Insight Fund (to be issued to holders of shares of Virtus Fund), consists of the information set forth below pertaining to Virtus Fund and Virtus Insight Fund and the following described documents, each of which is incorporated by reference herein:

(1)	The Statement of Additional Information of Virtus Fund, dated January 28, 2009, as revised and supplemented;

(2)	The Statement of Additional Information of Virtus Insight Fund, dated May 1, 2008, as revised and supplemented;

(3)	Annual Report of Virtus Fund for the year ended September 30, 2008;

(4)	Annual Report of Virtus Insight Fund for the year ended December 31, 2007; and

(5)	Semi-Annual Report of Virtus Insight Fund for the six months ended June 30, 2008.

This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Virtus Fund and Virtus Insight Fund dated February 9, 2009. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to Insight Trust or Opportunities Trust at the telephone numbers or addresses set forth above.

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